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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                --------------------

                                      FORM 8-K

                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): AUGUST 9, 2002

                               OWENS-ILLINOIS GROUP, INC.

                 (Exact Name of Registrant as Specified in Charter)

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

          DELAWARE                         333-85690                  34-1559348
        -------------                    -------------               -------------
(State or Other Jurisdiction of           (Commission               (I.R.S. Employer
      Incorporation)                      File Number)             Identification No.)
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                                   ONE SEAGATE
                               TOLEDO, OHIO 43666

                    (Address of Principal Executive Offices)

                              --------------------

                                 (419) 247-5000

              (Registrant's telephone number, including area code)

                              --------------------



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ITEM 9.   REGULATION FD DISCLOSURE

    On August 9, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the
"Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:

               CERTIFICATION OF CHIEF EXECUTIVE OFFICER

    Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Owens-Illinois Group, Inc. (the "Company") hereby certifies that:

      (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2002              /s/ JOSEPH H. LEMIEUX
                                   ---------------------
                                   Joseph H. Lemieux
                                   Chairman and Chief Executive Officer
                                   Owens-Illinois Group, Inc.

                 CERTIFICATION OF CHIEF FINANCIAL OFFICER

    Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Owens-Illinois Group, Inc. (the "Company") hereby certifies that:

      (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2002              /s/ R. SCOTT TRUMBULL
                                   ---------------------
                                   R. Scott Trumbull
                                   Executive Vice President and
                                   Chief Financial Officer
                                   Owens-Illinois Group, Inc.

                                       -2-

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The foregoing certifications are being furnished solely to accompany the
Report pursuant to 18 U.S.C. Section 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                       -3-

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                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2002               OWENS-ILLINOIS GROUP, INC.
                                   (registrant)

                                   By: /s/ EDWARD C. WHITE
                                   ------------------------
                                   Name: Edward C. White
                                   Its: Controller and Chief Accounting Officer

                                       -4-